___________ (x) x 89243223CNE000030 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. L8VHV5CNBV97 American Centrifuge Operating, LLC 00701 Idaho Falls ID 83415 1955 Fremont Avenue Idaho Operations Office U.S. Department of Energy 892432 Idaho Falls ID 83415 1955 Fremont Avenue Idaho Operations Office U.S. Department of Energy 23NE000111See Block 16CP00002 21 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. 12. ACCOUNTING AND APPROPRIATION DATA (If required) is not extended.is extended, Items 8 and 15, and returning Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS FACILITY CODE CODE 10B. DATED (SEE ITEM 13) 10A. MODIFICATION OF CONTRACT/ORDER NO. 9B. DATED (SEE ITEM 11) 9A. AMENDMENT OF SOLICITATION NO. CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 7. ADMINISTERED BY (If other than Item 6)CODE 6. ISSUED BY PAGE OF PAGES 4. REQUISITION/PURCHASE REQ. NO.3. EFFECTIVE DATE2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) 1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 11/30/2022 Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867 Net Increase: $5,000,000.00 CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor is not is required to sign this document and return __________________ copies to the issuing office. ORDER NO. IN ITEM 10A. Incremental Funding; FAR 52.232-22 Limitation of Funds x 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) X UEI: L8VHV5CNBV97 This modification makes the following changes: 1.Incremental Funding in the amount of $5,000,000. $4,000,000 to CLIN 1, and $1,000,000 to CLIN 2, bringing total obligation for CLIN 1 from $5,000,000 to $9,000,000, and total obligation for CLIN 2 from $0 to $1,000,000. 2.Update the period of performance start date from 11/30/22 to 12/01/22. See attachment Contract 89243223CNE000030 rev. 01.pdf 3.Approve CLIN 2 activities in CLIN 1 as proposed by ACO and approved by DOE-ID. Continued ... 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)15A. NAME AND TITLE OF SIGNER (Type or print) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 15B. CONTRACTOR/OFFEROR 16C. DATE SIGNED (Signature of person authorized to sign) (Signature of Contracting Officer) Jeffrey C. Fogg STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Previous edition unusable Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 03/21/2023

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 2 2 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF American Centrifuge Operating, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00002 All other terms and conditions remain the same. Payment: OR for Idaho https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Period of Performance: 12/01/2022 to 12/31/2024 Change Item 00001 to read as follows(amount shown is the total amount): 00001 Completion of Cascade, Initial Cascade Operation, 29,418,741.50 and Production of 20 kilograms (kg) of HALEU (Phase 1) Line item value is: $29,418,741.50 Incrementally Funded Amount: $9,000,000.00 Change Item 00002 to read as follows(amount shown is the total amount): 00002 Ongoing Cascade Operation and Production of 900 90,689,166.00 kg minimum of HALEU, Year 1 (Phase 2) Line item value is: $90,689,166.00 Incrementally Funded Amount: $1,000,000.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110